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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 10, 2001


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                      COMMISSION                   IRS EMPLOYER
  JURISDICTION                      FILE NUMBER:                 IDENTIFICATION
OF INCORPORATION:                                                    NUMBER:

    DELAWARE                           0-20766                     76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5.  OTHER EVENTS

         On May 10, 2001, HCC Insurance Holdings, Inc. ("HCC") announced its operating results for the First Quarter ended March 31, 2001. A press release setting forth the announcement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (b)      Exhibits.

                           99.1 Press Release dated May 10, 2001 announcing
                  HCC's operating results for the First Quarter ended March 31, 2001 and attachments thereto.

                           99.2 Supplementary Financial Data relating to HCC's
                  operating results for the First Quarter ended March 31, 2001.

ITEM 9.

         Supplementary Financial Data relating to HCC's announced operating results for the First Quarter ended March 31, 2001 is attached as Exhibit 99.2.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 10, 2001                 HCC INSURANCE HOLDINGS, INC.



                                     By:     /s/ Christopher L. Martin
                                         ---------------------------------------
                                             Christopher L. Martin
                                             Vice President and General Counsel


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1 Press Release dated May 10, 2001 announcing HCC's operating results for the First Quarter ended March 31, 2001 and attachments thereto.

   99.2 Supplementary Financial Data relating to HCC's operating results for the First Quarter ended March 31, 2001.